EXHIBIT 10.2

COMMITMENT INCREASE AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT

This COMMITMENT INCREASE AGREEMENT AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated effective as of March 17, 2014 (the “Effective Time”), is by and among Diamond Offshore Drilling, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto, and Wells Fargo Bank, National Association, as an issuing bank, as swing line lender, and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Credit Agreement dated as of September 28, 2012, as amended by that certain Extension Agreement and Amendment No. 1 thereto dated effective as of December 9, 2013 (as so amended, the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, pursuant to Section 2.02(a) of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to cause an increase in the Aggregate Commitment by adding to the Credit Agreement one or more additional lenders or by allowing one or more existing Lenders to increase their respective Commitments;

WHEREAS, the Borrower has given notice to the Administrative Agent and the Lenders of its intention to increase the Aggregate Commitment by $250,000,000;

WHEREAS, the Borrower has requested, and the Administrative Agent and the Lenders have agreed, to make certain amendments to the Credit Agreement, each as provided for herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in its appropriate alphabetical order:

“Second Amendment Effective Date” means March 17, 2014.

(b) Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) increased from time to time pursuant to Section 2.02, (b) reduced or terminated from time to time pursuant to Section 2.08 or Section 2.19, (c) increased and/or extended from time to time pursuant to Section 2.22 and (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment as of the Second Amendment Effective Date is set forth on Schedule 2.01.

“Eurodollar Base Rate” means (a) for any interest calculation with respect to an ABR Loan on any date, (i) the rate per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100th of 1%) equal to the rate per annum set forth on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service providing quotations of interest rates applicable to Dollar deposits being delivered in the London interbank market, as reasonably determined by the Administrative Agent from time to time) at approximately 11:00 a.m., London, England time (or as soon thereafter as practicable) determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum reasonably determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the ABR Loan being made or maintained and with a term equal to one month would be offered by the Administrative Agent’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination, and (b) in determining the Eurodollar Rate for all other purposes, the rate per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100th of 1%) equal to the rate per annum set forth on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service providing quotations of interest rates applicable to Dollar deposits being delivered in the London interbank market, as reasonably determined by the Administrative Agent from time to time) at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable) on the date that is two Business Days before the first day of the applicable Interest Period as the London Interbank Offered Rate, for deposits in Dollars for a period equal to such Interest Period; provided that, if such quotation is not available for any reason, then for purposes of this clause (b), and subject to clause (ii) of Section 2.14, the Eurodollar Base Rate shall then be the rate reasonably determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Loans being made, continued or converted by the Lenders and with a term equivalent to such Interest Period are offered to major banks in the London interbank market by the Administrative Agent at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Maturity Date” means the fifth anniversary of the Second Amendment Effective Date, as such date may be extended by the relevant Lenders pursuant to Section 2.22.

“Swingline Sublimit Amount” means, at any time, an amount equal to $100,000,000; provided that, on and after the Maturity Date, the Swingline Sublimit Amount shall be zero.

(c) Section 2.02(a) of the Credit Agreement is hereby amended by replacing the reference to “(iii) the aggregate amount of all such Commitment Increases shall not exceed $250,000,000” with “(iii) the aggregate amount of all such Commitment Increases after the Second Amendment Effective Date shall not exceed $250,000,000”.

(d) Section 3.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2013, audited by Deloitte & Touche LLP, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such date and for such period in accordance with GAAP (except as expressly noted therein).”

(e) Section 3.04(b) of the Credit Agreement is hereby amended by replacing the reference to “December 31, 2011” with “December 31, 2013”.

(f) Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Schedule 2.01 attached hereto.

Section 2. Increase of Aggregate Commitment. Pursuant to Section 2.02 of the Credit Agreement and upon the effectiveness of this Amendment pursuant to Section 3 below, the Aggregate Commitment is hereby increased from $750,000,000.00 to $1,000,000,000.00. The Commitment of each Lender (including the Lenders who have severally agreed to increase their respective Commitments (each, an “Increasing Lender” and collectively, the “Increasing Lenders”)) is set forth on Schedule 2.01 to the Credit Agreement attached hereto, in each case after giving effect to this Amendment and the increase of the Aggregate Commitment pursuant to this Amendment. The Maturity Date of the respective Commitments of each Lender shall be the “Maturity Date”, as defined in the Credit Agreement after giving effect to this Amendment. For the avoidance of doubt, the amendment of the definition of “Maturity Date” pursuant to this Amendment does not constitute an extension pursuant to Section 2.22 of the Credit Agreement. The requirements of Section 2.02(b) of the Credit Agreement with respect to notices and timing are hereby waived by all parties hereto with respect to the increase described in this Section 2.

Section 3. Conditions Precedent. This Amendment shall become effective as of the Effective Time upon the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following, each dated on or before the Effective Time, duly executed by all the parties thereto, each in form and substance reasonably satisfactory to the Administrative Agent:

(1) counterparts of this Amendment duly executed by the Borrower, each Lender and the Administrative Agent;

(2) a Revolving Note payable to the order of each Increasing Lender in the amount of such Increasing Lender’s Commitment, as increased hereby, as requested by such Lender;

(3) a Swingline Note payable to the order of the Swingline Lender in the amount of the Swingline Sublimit Amount, as increased hereby;

(4) a certificate from a Responsible Officer of the Borrower dated as of the Effective Time stating that, both before and after giving effect to this Amendment and the increase of the Aggregate Commitment pursuant to this Amendment (i) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) on and as of the Effective Time, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the Effective Time, such representations and warranties shall continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) as of such specified earlier date, and (ii) no Event of Default shall have occurred and be continuing;

(5) a secretary’s certificate of the Borrower dated the Effective Time and certifying (i) that there have been no changes to the organizational documents of the Borrower since the First Amendment Effective Date or attaching such amendments, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment and the Loan Documents executed in connection herewith, if any, the performance of the Credit Agreement as amended hereby and the other Loan Documents and the increase of the Aggregate Commitment pursuant hereto, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (iii) as to the incumbency and specimen signature of each officer of the Borrower executing this Amendment, any Loan Document delivered in connection herewith, if any, or any other document delivered in connection herewith on behalf of the Borrower;

(6) a certificate from a Responsible Officer of the Borrower dated the Effective Time and certifying that the conditions of Section 2.02 of the Credit Agreement with respect to the increase of the Aggregate Commitment pursuant hereto (other than the requirements of Section 2.02(b) of the Credit Agreement with respect to notices and timing) have been satisfied;

(7) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower;

(8) a legal opinion of Duane Morris LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent; and

(9) such other documents and governmental certificates as the Lender Parties may reasonably request.

(b) Payment of Fees and Expenses. On the Effective Time, the Borrower shall have paid the fees required to be paid to the Administrative Agent and the Lenders, including, without limitation, the fees set forth in the fee letter dated as of February 25, 2014 between the Borrower and the Administrative Agent and all other costs and expenses which are payable pursuant to Section 9.03 of the Credit Agreement.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) on the Effective Time as if made on and as of the Effective Time, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case they are true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representations and warranties already are qualified or modified by materiality in the text thereof) as of such earlier date, and as if each reference in said Article III to “this Agreement” or “the Loan Documents” included reference to this Amendment.

Section 5. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor, except as herein provided, constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Transmission by facsimile or electronic transmission (e.g., PDF) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Time.

BORROWER:

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ Scott Kornblau
Name: Scott Kornblau Title: Treasurer

LENDER PARTIES:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, an Issuing Bank, a Lender and an Increasing Lender

By:	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as an Issuing Bank, a Lender and an Increasing Lender

By:	/s/ Robert Traband
Name: Robert Traband
Title: Managing Director

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as an Issuing Bank, a Lender and an Increasing Lender

By:	/s/ John M. Robinson
Name:	John M. Robinson
Title:	Managing Director, Co-Head Resources & Energy Group – Americas Global Banking

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

BANK OF CHINA, NEW YORK BRANCH,
as an Issuing Bank, a Lender and an Increasing Lender

By:	/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

CITIBANK, N.A.,
as a Lender and an Increasing Lender

By:	/s/ Eamon Baqui
Name: Eamon Baqui
Title: Director

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

SUNTRUST BANK,
as a Lender and an Increasing Lender

By:	/s/ Yann Pirio
Name: Yann Pirio
Title: Director

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brett R. Schweikle
Name: Brett R. Scheweikle
Title: Senior Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

GOLDMAN SACHS BANK USA,
as a Lender and an Increasing Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

ROYAL BANK OF CANADA,
as a Lender and an Increasing Lender

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

Signature Page to Commitment Increase Agreement and Amendment No. 2 to Credit Agreement

Diamond Offshore Drilling, Inc.

SCHEDULE 2.01

LENDER	COMMITMENT
Wells Fargo Bank, National Association	$133,000,000
JPMorgan Chase Bank, N.A.	$133,000,000
HSBC Bank USA, National Association	$133,000,000
Bank of China, New York Branch	$133,000,000
Citibank, N.A.	$125,000,000
SunTrust Bank	$133,000,000
PNC Bank, National Association	$60,000,000
Goldman Sachs Bank USA	$55,000,000
The Bank of New York Mellon	$40,000,000
Royal Bank of Canada	$55,000,000
Total	$1,000,000,000

Exhibit E to Credit Agreement

Diamond Offshore Drilling, Inc.